UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2014

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events

AGL Resources Inc. (the “Company”) is recasting certain prior period information with respect to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) to conform with segment reporting changes made in connection with the sale of its Tropical Shipping and Seven Seas businesses. The Company concluded that this divestiture qualified for discontinued operations treatment of this business during the second quarter of 2014. Accordingly, the operations and cash flows of this business were eliminated from the Company’s ongoing operations and the assets and liabilities of this business were classified as held for sale, as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. Additionally, the operations and cash flows of Triton Container Investments, LLC, which were not included as part of the sale, as well as the corporate overhead allocations of the cargo shipping segment, were recorded within our non-operating segment, “other.”  The recast information to reflect these segment reporting changes to certain items in the Company’s 2013 Form 10-K is presented in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K.

The information included in this item and related exhibits are presented for informational purposes in connection with the reporting changes described above and do not represent an amendment or restatement of previously issued financial statements.  This information does not modify or update the disclosures in the 2013 Form 10-K in any way, nor do they reflect any subsequent information or events, other than as described above. The information should be read in conjunction with the 2013 Form 10-K and any documents filed by the Company with the SEC subsequent to the 2013 Form 10-K, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on April 29, 2014, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on July 30, 2014.

Item 9.01                       Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
23	Consent of PricewaterhouseCoopers LLP
99.1	Part I, Item 1. “Business” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013
99.2	Part II, Item 6. “Selected Financial Data” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013
99.3	Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013
99.4
Part II, Item 8. “Financial Statements and Supplementary Data” and Part IV, Item 15."Exhibits and Financial Statement Schedules" from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013

101.INS	XBRL Instance Document filed herewith
101.SCH	XBRL Taxonomy Extension Schema filed herewith
101.CAL	XBRL Taxonomy Extension Calculation Linkbase filed herewith
101.DEF	XBRL Taxonomy Definition Linkbase filed herewith
101.LAB	XBRL Taxonomy Extension Labels Linkbase filed herewith
101.PRE	XBRL Taxonomy Extension Presentation Linkbase filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: September 3, 2014	/s/Andrew W. Evans
Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23	Consent of PricewaterhouseCoopers LLP
99.1	Part I, Item 1. “Business” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013
99.2	Part II, Item 6. “Selected Financial Data” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013
99.3	Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013
99.4	Part II, Item 8. “Financial Statements and Supplementary Data” and "Exhibits and Financial Statement Schedules" from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013
101.INS	XBRL Instance Document filed herewith
101.SCH	XBRL Taxonomy Extension Schema filed herewith
101.CAL	XBRL Taxonomy Extension Calculation Linkbase filed herewith
101.DEF	XBRL Taxonomy Definition Linkbase filed herewith
101.LAB	XBRL Taxonomy Extension Labels Linkbase filed herewith
101.PRE	XBRL Taxonomy Extension Presentation Linkbase filed herewith